JP Morgan Healthcare Conference January, 2010 James A. Bianco, M.D. Chief Executive Officer Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private
Securities Litigation Reform Act of 1995. The forward-looking statements contained in this presentation include statements about future financial and operating results, and risks and uncertainties that could affect CTI’s products under development. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which CTI expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.
The following factors, among others, could cause actual results to differ materially from those described in the forward-
looking statements: risks associated with preclinical, clinical and sales and marketing developments in the biopharmaceutical industry in general and in particular including, without limitation, the potential failure of Opaxio™ to prove safe and effective for treatment of non-small cell lung and ovarian cancers, the potential failure of Pixuvri
(pixantrone dimaleate) to prove safe and effective (including complete and overall response rates) for treatment of non-
Hodgkin’s lymphoma, determinations by regulatory, patent and administrative governmental authorities, competitive factors, technological developments, costs of developing, producing and selling CTI’s products under development; and
other economic, business, competitive, and/or regulatory factors affecting CTI’s business generally, including those set forth in CTI’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year and its most recent Quarterly Report on Form 10-Q, especially in the “Factors Affecting Our Operating Results” and “Management’s
Discussion and Analysis of Financial Condition and Results of Operations” sections, and its Current Reports on Form
8-K. Except as may be required by law, CTI does not intend to update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

Overview
Focused on Profitability
Pixantrone: a potential breakthrough therapy for aNHL
Potential to become the anthracycline of choice
ODAC panel February 10
th
•
Accelerated approval requested based on FDA guidance
•
Proposed PMC trials under review by FDA
•
Label and carton discussions in progress
Management team with “big-pharma” oncology commercial
experience
•
Novartis option provides additional upside to EPS forecasts

A Powerful Cancer Drug Portfolio
Preclinical Phase I Phase II
Phase
III
Marketed
NDA review
PH 2-3
completed
Phase 3
Phase 2-3
Brostallicin
Bisplatinates
3rd line relapse aggressive NHL
1st  line Ovarian cancer
1st line aggressive NHL
1st  line Esophageal cancer +XRT

Opportunity Assessment
Opportunity Assessment
• Anthracyclines – 3
rd
most commonly used class cytotoxics
• >300,000 pts receive anthracyclines each year
• Potentially curative in NHL, leukemia, breast cancer
• Cornerstone 1
st
line therapy (CHOP-R)  incorporates an
anthracycline in 80% of the 32,000 pts/yr with aNHL
• Anthracyclines infrequently used beyond 1 line (<5%)
st

Heart Failure Limits Re-treatment Heart Failure Limits Re-treatment

Best in Class Next Generation Anthracycline
Mitoxantrone
Doxorubicin
Pixantrone
•
Rationally Designed to Improve Effectiveness and
Reduce Cardiotoxicity
–
Faster forming , more stable DNA adduct formation
–
Significant reduction in cardiac damage in animal models Vs
Dox/Mitox
–
Inability to generate free radicals, or form toxic drug-metal complexes

Encouraging CR rates in  NHL
Encouraging CR rates in  NHL
Overall response rate, %
Single agent studies
AZA I-03 NHL/CLL
n = 26
AZA II-01 Aggressive NHL
n = 33
Combination therapy
AZA-I-05 Aggressive NHL
n = 19
AZA I-06 Indolent NHL
FPDR n = 28
AZA I-07 Phase I aNHL
CPOP - n = 31
AZA I-07 Phase II aNHL
CPOP n = 30

PIX 301Phase III Study Design
PIX 301Phase III Study Design
- 1
st
Randomized Controlled Phase III trial
- Relapsed or refractory aggressive NHL >2
nd
relapse
- 140 patients
Primary Endpoint*
- Complete Remission (CR/CRu)
Secondary Endpoints*
- Overall Response Rate (ORR)
- Responses > 4months
- Time to response
- Progression Free Survival
- Overall Survival
- Safety
*All response and progression data determined by blinded Independent Assessment Panel  (IAP)

Summary PIX301 Phase III Results
End of Treatment Evaluation
End of Treatment Evaluation
*All response and progression data determined by blinded Independent Assessment Panel  (IAP)
• Superior efficacy over standard of care
• Primary endpoint achieved (ITT)
• Superior CR rates 20% Vs. 5.7% p=0.021
• Secondary endpoints achieved (ITT)
• Superior ORR  37% Vs. 14.3% p=0.003
• Superior PFS 4.7 months Vs. 2.6 months p=0.007
• Superior duration of response > 4months  25.7% Vs 8.6 p=0.012
• Superior OS 8.1 Vs 6.9 months p=0.5(NS)
• Encouraging cardiac safety profile despite median dox-
equivalent exposure of 515mg/m2
• Non-dose dependant occurrence of CHF (5 Vs 2) drug relationship unlikely

Lifetime Anthracycline Exposure
(Doxorubicin Equivalent Dose)
Treatment
Cycle
Lifetime
Cumulative
Dose**
Occurrence
Congestive Heart
Failure
N Median  (mg/m
2
)
1 68 365.2 2/68
2 54 430.2 0/54
3 43 498.1 2/43
4 36 571.8 0/36
5 25 631.5 1/25
6 22 695.0 0/22
* Pixantrone dose converted to dox equivalent dose by factor 3.4
** Dox equivalent dose based on  “P. McLaughlin JCO Vol14, No 4, 1996”

PIX301 CR/CRu End of Treatment Vs Follow-up End of Treatment > 9 month Follow-up *IAP determined, Intent to Treat

Median PFS
5.6 Vs 2.6 months
HR 0.56 (p=0.002)
*IAP determined, Intent to Treat
PIX301 PFS End of Treatment Vs Follow-up
Pixantrone
Standard
Chemotherapy
Median PFS
4.7  Vs 2.6 months
HR 0.60 (p=0.007)
Pixantrone
Standard
Chemotherapy
End of Treatment > 9 month Follow-up

Median Overall Survival
10.2 Vs 6.9 months
HR 0.82 (p=0.3)
Pixantrone
Standard
Chemotherapy
*IAP determined, Intent to Treat
> 9 month Follow-up
Median Overall Survival
8.1 Vs 6.9 months
HR 0.88 (p=0.5)
End of Treatment
Pixantrone
Standard
Chemotherapy
PIX301 OS End of Treatment Vs Follow-up

Commercial Opportunity 15

•
Assumptions
– Pricing $24/mg – $1,200 vial, = average use 36 vials/patient
– Exclusivity in the market to 2018 (US) / 2020(EU)
– Regulatory approval – aggressive relapsed NHL
•
US early Q2-2010, EU 2011
•
Modeling assumptions (US only)
–
Only NHL is included
• 1  line 32,029 patients
• 2  line 10,150 patients
• 3  line 9,767 patients
•
Peak Penetration
–
Assumes EU ~70% US market
–
15,800 pts US +10,600 pts EU
–
Total peak patients/yr = 26,400
–
Cost per patient/yr = $44,000
Commercial Analysis
Commercial Analysis
CTI peak Market Research
NHL in model Peak
Aggressive
1  -line 15% 26%
2   -line 20% 38%
3  -line+ 25% 36%
Indolent
1  -line 4% 27%
2   -line 8% 34%
3  -line+ 8% 32%
st
nd
rd
st
nd
rd
st
nd
rd

Novartis – CTI Agreement(s)
NVS has option to negotiate a license to pixantrone
Provides $104 million in registration/sales milestones
$17.5mm on approval for r/r aNHL
28% to 32% royalty on net sales
NVS assumes certain costs and pays CTI to field 35 sales
people
CTI not obligated to license pixantrone to NVS if terms
are not favorable

Opaxio Regulatory Status
Pivotal trial (GOG212)
• GOG to conduct an interim “futility” PFS analysis in 1H
2010
• Market size 15,000 to 20,000 patients/year
Additional registration trial in lower
esophageal cancer
• XRT sensitization
•
Impressive rates of (45%) pathologic complete remission rates with markedly reduced GI toxicity
• Phase III SPA submission1H-2010

Novartis–CTI Agreement(s)
Worldwide license to OPAXIO
•
Reimburses for 50% of certain expenses
•
$270M in potential registration and sales milestones
•
CTI to field 35 FTE at NVS expense up to $9M
•
NVS to assume certain development and commercial expenses
•
Royalties 20%-25% on WW net sales

Capital Structure/Financials
Dual Listed NASDAQ:CTIC,
MTA:CTIC.MI
•
Liquid stock ~30mm shares/day US/EU (3 month average)
• 587mm shares outstanding
• 52 week share price ($0.05 - $2.23)
• Current price $1.20/share
Cleaned up Balance Sheet and Capital Structure
•
Exchanged $57.4mm debt
Cut Burn Rate to $5mm/month
Cash end Q3- $55 million

Upcoming Events
Upcoming Events
ODAC meeting - Feb. 10, 2010
Potential NDA approval of Pixantrone
File pixantrone MAA in Europe - mid 2010
GOG futility PFS analysis on 1
st
line maintenance trial with
OPAXIO
ASCO pixantrone launch
SPA Meeting with FDA for Registration Study of OPAXIO as
Radiation Sensitizer in Treatment of Esophageal Cancer